SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                        --------------------------------------

                                      FORM 8-K
                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): January 10, 2001

                                 Levi Strauss & Co.
               (Exact name of registrant as specified in its charter)


       DELAWARE                   333-36234                 94-0905160
(State of Incorporation)  (Commission File Number)          (IRS Employer
                                                        Identification Number)

           1155 Battery Street
        San Francisco, California                               94111
(Address of principal executive offices)                      (Zip Code)

     Registrant's telephone number, including area code: (415) 501-6000






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ITEM 5.  Other Events.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated January 10, 2001 titled "Levi Strauss & Co. Fourth-Quarter and Fiscal 2000 Financial Results Show Substantial Progress in Business Turnaround."

ITEM 7.  EXHIBIT.

99        Press Release dated January 10, 2001.






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                                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 10, 2001
                                            LEVI STRAUSS & CO.


                                          By  /s/ William B. Chiasson
                                              -----------------------
                                              William B. Chiasson
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer







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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

99                    Press Release dated January 10, 2001